  [LOGO OF        Investing
 EATON VANCE      for the
MUTUAL FUNDS      21st                                            EDUCATION
APPEARS HERE]     Century









 Annual Report January 31, 1998

 [PICTURE OF
   HIGHWAY
APPEARS HERE]                     EATON VANCE
                                  MUNICIPALS                     Florida Insured
                                   TRUST II



                                   MARATHON                               Hawaii

                     Global Management-Global Distribution


                                                                          Kansas
 [PICTURE OF
   BRIDGE
APPEARS HERE]

EV Marathon Municipals Funds as of January 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter,
President


The past year has been very favorable for the municipal bond market. Low inflation and declining interest rates produced strong returns for the tax-exempt sector. As a measure of overall municipal bond market performance, the Lehman Brothers Municipal Bond Index* -- a widely recognized, unmanaged index of municipal bonds -- had a total return of 10.1% for the year ended January 31, 1998.

Amid volatile global markets, more investors were drawn to municipal bonds...

Against a backdrop of moderate-to-strong economic growth and low inflation, investors in 1997 again focused on the unique advantages of municipals, which remain among the best tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A sound economy has resulted in improving municipal credits...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for states and local issuers. As a result, many areas hard-hit in the recessions of the 1970s and 1980s have since recovered, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.

Municipal bonds yield 88% of Treasury yields

-------------------------               -------------------------
        5.13%                                   8.02%
-------------------------               -------------------------
30 Year AAA-rated General               Taxable equivalent
Obligation (GO) Bonds*                  yield in 36% tax bracket

-------------------------
        5.80%
-------------------------
30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of January 31, 1998.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.


1998 should bring more opportunities for municipal investors...

At present, there is little sign of inflation on the horizon, and, with the Asian turmoil of recent months, it's possible that the economy may slow somewhat in the next year. Meanwhile, the federal budget situation has improved dramatically in the past several years.

Naturally, those conditions are subject to change over time. The market could be vulnerable if the economy strengthens or the budget situation unexpectedly worsens. We will, of course, continue to closely monitor economic progress.

As for the tax-exempt market, municipal bonds currently represent unusual value relative to their taxable counterparts. We believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.

                                        Sincerely,

                                        /s/ Thomas J. Fetter

                                        Thomas J. Fetter,
                                        President
                                        March 6, 1998

*It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Effective November 24, 1997, Timothy T. Browse became Portfolio Manager of the
   Kansas Municipals Portfolio, replacing Nicole Anderes. Mr. Browse, a Vice President of Eaton Vance Management and Boston Management and Research,
             also manages other Eaton Vance municipal portfolios.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

EV Marathon Florida Insured Municipals Fund as of January 31, 1998

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter,
Portfolio Manager


The Economy
------------------------------------------------------------------------------
 . Florida's economy continues to enjoy great strength, driven by a diverse base that includes a booming service sector. The service sector accounts for over 35% of total non-farm employment and is dominated by tourism.

 . Florida's tourism industry includes amusement and recreation services, which added over 49,000 jobs last year and lead to increased employment in the hotel industry. According to the Travel Industry Association, Florida has surpassed California and Hawaii as the number one tourist destination in the U.S.

 . Other important sectors in the Florida economy include construction -- which slowed somewhat in 1997 from the rapid growth of the mid-1990's -- and manufacturing, which accounts for almost 8% of total employment. Within manufacturing, the aerospace, telecommunications equipment, and defense industries should continue to show strength.

Management Update
--------------------------------------------------------------------------------
 . 1997 was a positive year for the bond market, with above-average returns resulting from a general decline in interest rates. This decline occurred in response to a favorable economic period in which growth was strong and inflation remained low. In 1998, these conditions are expected to continue.

 . As of January 31, 1998, 84% of the Portfolio's investments were insured by private municipal bond insurance companies. While private insurance does not remove interest rate risk, it typically provides investors with an extra margin of credit safety.

 . We continue to manage for longer call protection. In the past six months, the Fund's average call increased to over eight years. We also remain on the lookout for bonds with low coupons, which tend to have better upside potential.

The Fund
--------------------------------------------------------------------------------
 . During the year ended January 31, 1998, the Fund had a total return of 9.6%./1/ This return resulted from an increase in net asset value per share to $11.23 on January 31, 1998 from $10.71 on January 31, 1997, and the reinvestment of $0.48 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $11.23 per share, the Fund's distribution rate on January 31, 1998 was 4.27%./3/ The SEC 30-day yield on that date was 3.76%./4/

 . To equal 4.27% in a taxable investment, a couple in the 39.0% combined federal and state tax bracket would need a yield of 7.0%.

Your Investment at Work
--------------------------------------------------------------------------------
   Dade County, Florida -- Seaport General      [GRAPHIC OF SHIP APPEARS HERE]
   Obligation Refunding Bonds, Ser. 1996

 . The Dade County Bond Ordinance permits the county to issue GO bonds from time to time for the purpose of financing seaport capital projects. Examples of such projects include a proposal to lease land from the City of Miami to build a Maritime Park which would include four new cruise ship berths, museums, retail shops, entertainment facilities, and an historical center.

 . These bonds are secured by a pledge of net revenues of the Seaport Department and have received triple-A ratings from both the Standard & Poor's and Moody's bond rating services.

--------------------------------------------------------------------------------
/1/ This return does not include the applicable contingent deferred sales charge
(CDSC). /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This represents the Fund's performance including applicable CDSC.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of January 31, 1998

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                              9.6%
Life of Fund (3/2/94)                                                 7.9

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                              4.6%
Life of Fund (3/2/94)                                                 7.3

Comparison of Change in Value of a $10,000 Investment in EV Marathon Florida Insured Municipals Fund vs. Lehman Brothers Municipal Bond Index*

From March 31, 1994, through January 31, 1998

                           [LINE GRAPH APPEARS HERE]

                   EV Marathon
                 Florida Insured                       Lehman Brothers Municipal
     Date        Municipals Fund     Fund/w. CDSC**            Bond Index
     ----        ---------------     --------------    -------------------------
    3/31/94          $10,000                      -             $10,000
    4/30/94          $10,403                      -             $10,085
    5/31/94          $10,561                      -             $10,172
    6/30/94          $10,456                      -             $10,113
    7/31/94          $10,696                      -             $10,295
    8/31/94          $10,666                      -             $10,331
    9/30/94          $10,471                      -             $10,180
   10/31/94          $10,194                      -             $ 9,999
   11/30/94          $ 9,975                      -             $ 9,818
   12/31/94          $10,319                      -             $10,034
    1/31/95          $10,710                      -             $10,321
    2/28/95          $11,120                      -             $10,621
    3/31/95          $11,172                      -             $10,743
    4/30/95          $11,167                      -             $10,756
    5/31/95          $11,441                      -             $11,099
    6/30/95          $11,190                      -             $11,002
    7/31/95          $11,259                      -             $11,106
    8/31/95          $11,336                      -             $11,247
    9/30/95          $11,404                      -             $11,318
   10/31/95          $11,634                      -             $11,483
   11/30/95          $11,940                      -             $11,673
   12/31/95          $12,128                      -             $11,785
    1/31/96          $12,143                      -             $11,874
    2/28/96          $11,981                      -             $11,794
    3/31/96          $11,751                      -             $11,644
    4/30/96          $11,710                      -             $11,610
    5/31/96          $11,711                      -             $11,606
    6/30/96          $11,828                      -             $11,733
    7/31/96          $11,937                      -             $11,839
    8/31/96          $11,915                      -             $11,836
    9/30/96          $12,121                      -             $12,001
   10/31/96          $12,188                      -             $12,137
   11/30/96          $12,383                      -             $12,359
   12/31/96          $12,294                      -             $12,307
    1/31/97          $12,282                      -             $12,331
    2/28/97          $12,414                      -             $12,444
    3/31/97          $12,213                      -             $12,278
    4/30/97          $12,292                      -             $12,381
    5/31/97          $12,500                      -             $12,567
    6/30/97          $12,630                      -             $12,701
    7/31/97          $12,991                      -             $13,053
    8/31/97          $12,792                      -             $12,930
    9/30/97          $12,958                      -             $13,084
   10/31/97          $13,076                      -             $13,168
   11/30/97          $13,163                      -             $13,245
   12/31/97          $13,374                      -             $13,439
    1/31/98          $13,458                $13,158             $13,577

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.77% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Hawaii Municipals Fund as of January 31, 1998

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]

Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Hawaii's economy will likely feel the effects of Asia's economic turmoil in 1998. Japanese tourists, the mainstay of the tourism industry, are expected to decline in number as they seek more affordable destinations. Fortunately, as a result of the booming U.S. economy, increased arrivals from the mainland should help offset a Japanese decline.

 .  The state economy's slump began in 1992 and is now beginning to level off.
   Construction should grow 2% in 1998, as public projects and bond issues boost this sector. Overall job growth of 0.2% and Gross State Product growth of 1% are forecast for 1998. Inflation, currently at 1%, is virtually nonexistent.

 .  To spur more aggressive growth, the Hawaii Economic Revitalization Task
   Force -- convened by Governor Cayetano and the state legislature in 1995 -- unveiled a plan to cut taxes by $100 million, increase tourism marketing and incentives, improve the regulatory climate, and strengthen public education. The state is expected to act on these proposals in the coming year.

Management Update
--------------------------------------------------------------------------------
 . 1997 was a positive year for the bond market, with above-average returns resulting from a general decline in interest rates. This decline occurred in response to a favorable economic period in which growth was strong and inflation remained low. In 1998, these conditions are expected to continue.

 . Hawaii's economy, while showing signs of growth, is still sluggish. To minimize risk, the Portfolio's exposure to uninsured state GOs has been reduced to 0.8%. In addition, we have added several zero coupon bonds, which perform well when interest rates decline.

 . We continue to seek bonds with longer call protection and lower coupons. Both features can significantly enhance performance.

The Fund
--------------------------------------------------------------------------------
 . During the year ended January 31, 1998, the Fund had a total return of 9.1%./1/ This return resulted from an increase in net asset value per share to $10.13 on January 31, 1998 from $9.73 on January 31, 1997, and the reinvestment of $0.459 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.13 per share, the Fund's distribution rate on January 31, 1998 was 4.54%./3/ The SEC 30-day yield on that date was 3.87%./4/

 . To equal 4.54% in a taxable investment, a couple in the 42.4% combined federal and state tax bracket would need a yield of 7.88%.

Your Investment at Work
--------------------------------------------------------------------------------
   State of Hawaii Airport System                          [GRAPHIC OF AIRPLANE
   Revenue Bonds - Second Series, 1990                        APPEARS HERE]

 .  Proceeds from this bond issue finance ongoing improvements to the entire
   Hawaii Airports System, which includes 14 airports and one heliport on the state's islands. Improvements thus far have included new systems for security, public address and operations control, as well as major construction projects on a recently-completed inter-island terminal at Oahu-based Hawaii International Airport.

 . Interest on the bonds is payable from the receipts of the aviation fuel tax and the revenues of the State of Hawaii Airport System.

--------------------------------------------------------------------------------
/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This represents the Fund's performance including applicable CDSC.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of January 31, 1998

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                               9.1%
Life of Fund (3/2/94)                                                  5.4

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                               4.1%
Life of Fund (3/2/94)                                                  4.8

Comparison of Change in Value of a $10,000 Investment in EV Marathon Hawaii Municipals Fund vs. Lehman Brothers Municipal Bond Index*

From March 31, 1994, through January 31, 1998

                           [LINE GRAPH APPEARS HERE]

                               EV Marathon Hawaii                             Lehman Brothers
     Date                        Municipals Fund       Fund/w.CDSC**        Municipal Bond Index
     ----                     --------------------     -----------          ---------------------
     3/31/94                       $10,000                       -              $10,000
     4/30/94                       $10,023                       -              $10,085
     5/31/94                       $10,101                       -              $10,172
     6/30/94                        $9,949                       -              $10,113
     7/31/94                       $10,134                       -              $10,295
     8/31/94                       $10,152                       -              $10,331
     9/30/94                        $9,968                       -              $10,180
    10/31/94                        $9,668                       -               $9,999
    11/30/94                        $9,394                       -               $9,818
    12/31/94                        $9,631                       -              $10,034
     1/31/95                        $9,926                       -              $10,321
     2/28/95                       $10,285                       -              $10,621
     3/31/95                       $10,413                       -              $10,743
     4/30/95                       $10,395                       -              $10,756
     5/31/95                       $10,689                       -              $11,099
     6/30/95                       $10,514                       -              $11,002
     7/31/95                       $10,606                       -              $11,106
     8/31/95                       $10,694                       -              $11,247
     9/30/95                       $10,785                       -              $11,318
    10/31/95                       $10,944                       -              $11,483
    11/30/95                       $11,159                       -              $11,673
    12/31/95                       $11,307                       -              $11,785
     1/31/96                       $11,389                       -              $11,874
     2/28/96                       $11,274                       -              $11,794
     3/31/96                       $11,100                       -              $11,644
     4/30/96                       $11,066                       -              $11,610
     5/31/96                       $11,029                       -              $11,606
     6/30/96                       $11,161                       -              $11,733
     7/31/96                       $11,262                       -              $11,839
     8/31/96                       $11,238                       -              $11,836
     9/30/96                       $11,404                       -              $12,001
    10/31/96                       $11,520                       -              $12,137
    11/30/96                       $11,710                       -              $12,359
    12/31/96                       $11,663                       -              $12,307
     1/31/97                       $11,662                       -              $12,331
     2/28/97                       $11,761                       -              $12,444
     3/31/97                       $11,585                       -              $12,278
     4/30/97                       $11,690                       -              $12,381
     5/31/97                       $11,857                       -              $12,567
     6/30/97                       $11,955                       -              $12,701
     7/31/97                       $12,293                       -              $13,053
     8/31/97                       $12,157                       -              $12,930
     9/30/97                       $12,267                       -              $13,084
    10/31/97                       $12,351                       -              $13,168
    11/30/97                       $12,416                       -              $13,245
    12/31/97                       $12,609                       -              $13,439
     1/31/98                       $12,720                 $12,420              $13,577

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.58% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Kansas Municipals Fund as of January 31, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]

Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Kansas economy shared the growth of the national economy in 1997 and is expected to continue growing at a healthy rate in 1998. Non-farm wage and salary employment increased 3%, following a solid 2.3% rise in 1996. In 1998, analysts expect non-farm job growth of 2.7%. Personal income in Kansas rose 5.6% in 1997 and is expected to increase 5.3% in 1998.

 . Unemployment fell to 3.7% in December, 1997 from 4.6% in December, 1996, while total employment rose to 1.28 million from 1.25 million in the same 12-month period.

 . The primary engines powering the Kansas economy have been durable goods manufacturing, led by the aircraft industry, as well as the construction, transportation, utilities, and FIRE (finance, insurance, and real estate) sectors. The aircraft manufacturing industry -- employing over 37,000 -- grew 10.5% in 1996 and 11.7% in 1997.

Management Discussion
--------------------------------------------------------------------------------
 . The past 12 months have been favorable for the bond market, with a general decline in yields and a corresponding increase in prices. We continually strive to maintain a balanced portfolio of high and low coupon issues for optimal performance in this type of environment.

 . We have found upside potential in such issues as escrowed zero coupon bonds and have hedged the Fund's downside risk by acquiring higher-yielding bonds. In addition, by seeking out low coupons and lengthening our call protection where possible, we have been able to maintain good portfolio structure.

 . The strong economy has provided an extra measure of credit quality for local
  GO bonds, which make up a significant portion of municipal offerings in Kansas.

The Fund
------------------------------------------------------------------------------
 . During the year ended January 31, 1998, the Fund had a total return of 8.9%./1/ This return resulted from an increase in net asset value per share to $10.38 on January 31, 1998 from $10.08 on January 31, 1997, and the reinvestment of $0.462 per share in tax-free dividend income/2/ and $0.11 in capital gains.

 . Based on the Fund's most recent dividend, and a net asset value of $10.38 per share, the Fund's distribution rate on January 31, 1998 was 4.46%./3/ The SEC 30-day yield on that date was 3.82%./4/

 . To equal 4.46% in a taxable investment, a couple in the 42.05% combined federal and state tax bracket would need a yield of 7.70%.

Your Investment at Work
--------------------------------------------------------------------------------
  Sedgwick County, Kansas and Shawnee County, Kansas
  Collateralized Single Family Mortgage Refunding             [GRAPHIC OF HOUSE
  Revenue Bonds -- Series 1994C-III                             APPEARS HERE]

 . The proceeds from this bond issue will be used to help provide residential, single family housing for low and moderate income persons in Sedgwick and Shawnee counties.

 . The mortgages generated by this program will be sold by the Issuers (the two counties) to the Government National Mortgage Association (GNMA), a wholly-owned agency of the U.S. government, which guarantees timely payment of principal and interest to investors. The bonds are rated "Aaa" by Moody's.

-------------------------------------------------------------------------------
/1/This return does not include the applicable contingent deferred sales charge
(CDSC). /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This represents the Fund's performance including applicable CDSC.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Fund Information
as of January 31, 1998

Performance/5/
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                                              8.9%
Life of Fund (3/2/94)                                                 6.2

SEC Average Annual Total Returns (including applicable CDSC)
-------------------------------------------------------------------------------
One Year                                                              3.9%
Life of Fund (3/2/94)                                                 5.5


Comparison of Change in Value of a $10,000 Investment in EV Marathon Kansas Municipals Fund vs. Lehman Brothers Municipal Bond Index*

From March 31, 1994, through January 31, 1998

                           [LINE GRAPH APPEARS HERE]


               EV Marathon Kansas                      Lehman Brothers Municipal
     Date       Municipals Fund       Fund/w. CDSC**          Bond Index
     ----     ---------------------   --------------   -------------------------
    3/31/94           $10,000                     --           $10,000
    4/30/94           $10,136                     --           $10,085
    5/31/94           $10,275                     --           $10,172
    6/30/94           $10,162                     --           $10,113
    7/31/94           $10,375                     --           $10,295
    8/31/94           $10,393                     --           $10,331
    9/30/94           $10,179                     --           $10,180
   10/31/94           $ 9,933                     --           $ 9,999
   11/30/94           $ 9,662                     --           $ 9,818
   12/31/94           $ 9,928                     --           $10,034
    1/31/95           $10,273                     --           $10,321
    2/28/95           $10,617                     --           $10,621
    3/31/95           $10,711                     --           $10,743
    4/30/95           $10,704                     --           $10,756
    5/31/95           $10,962                     --           $11,099
    6/30/95           $10,809                     --           $11,002
    7/31/95           $10,877                     --           $11,106
    8/31/95           $10,998                     --           $11,247
    9/30/95           $11,076                     --           $11,318
   10/31/95           $11,266                     --           $11,483
   11/30/95           $11,455                     --           $11,673
   12/31/95           $11,567                     --           $11,785
    1/31/96           $11,636                     --           $11,874
    2/28/96           $11,523                     --           $11,794
    3/31/96           $11,351                     --           $11,644
    4/30/96           $11,328                     --           $11,610
    5/31/96           $11,326                     --           $11,606
    6/30/96           $11,421                     --           $11,733
    7/31/96           $11,533                     --           $11,839
    8/31/96           $11,544                     --           $11,836
    9/30/96           $11,719                     --           $12,001
   10/31/96           $11,821                     --           $12,137
   11/30/96           $12,032                     --           $12,359
   12/31/96           $11,947                     --           $12,307
    1/31/97           $11,922                     --           $12,331
    2/28/97           $12,033                     --           $12,444
    3/31/97           $11,895                     --           $12,278
    4/30/97           $12,011                     --           $12,381
    5/31/97           $12,164                     --           $12,567
    6/30/97           $12,284                     --           $12,701
    7/31/97           $12,618                     --           $13,053
    8/31/97           $12,472                     --           $12,930
    9/30/97           $12,617                     --           $13,084
   10/31/97           $12,664                     --           $13,168
   11/30/97           $12,740                     --           $13,245
   12/31/97           $12,907                     --           $13,439
    1/31/98           $12,980                $12,680           $13,577

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

-------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 95.22% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1998 is designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

EV Marathon Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities


As of January 31, 1998

                                                                   Marathon
                                                                Florida Insured       Marathon           Marathon
                                                                     Fund            Hawaii Fund        Kansas Fund
------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------
Investment in Portfolio --
    Identified cost                                               $20,454,011        $17,914,754        $ 9,512,024
    Unrealized appreciation                                         1,514,745          1,542,134            566,465
------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)                 $21,968,756        $19,456,888        $10,078,489
------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                   $    85,015        $     6,010        $     2,061
Deferred organization expenses (Note 1D)                                3,765              4,972              3,728
------------------------------------------------------------------------------------------------------------------------
Total assets                                                      $22,057,536        $19,467,870        $10,084,278
------------------------------------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                 $    41,047        $    38,550        $    19,870
Payable for Fund shares redeemed                                       24,037              5,867
Payable to affiliate for Trustees' fees (Note 4)                           22                 22                 22
Accrued expenses                                                       19,361             22,845             14,659
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 $    84,467        $    67,284        $    34,551
------------------------------------------------------------------------------------------------------------------------
Net Assets                                                        $21,973,069        $19,400,586        $10,049,727
------------------------------------------------------------------------------------------------------------------------
Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                   $20,488,904        $18,424,748        $ 9,429,636
Accumulated net realized gain (loss) on investments from
    Portfolio (computed on the basis of identified cost)              (54,007)          (527,746)            54,099
Accumulated undistributed (distributions in excess of)
     net investment income                                             23,427            (38,550)              (473)
Net unrealized appreciation of investments from Portfolio
    (computed on the basis of identified cost)                      1,514,745          1,542,134            566,465
------------------------------------------------------------------------------------------------------------------------
Total                                                             $21,973,069        $19,400,586        $10,049,727
------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------
                                                                    1,956,109          1,915,733            968,390
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Offering and
Redemption Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest outstanding)          $     11.23        $     10.13        $     10.38
------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended January 31, 1998

                                                                            Marathon
                                                                        Florida Insured      Marathon          Marathon
                                                                              Fund         Hawaii Fund        Kansas Fund
----------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
----------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                                   $1,188,657       $1,007,201         $ 593,190
----------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                                       $1,188,657       $1,007,201         $ 593,190
----------------------------------------------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                                  $      176       $      189         $     176
Distribution and service fees (Note 5)                                        193,660          164,974            94,475
Legal and accounting services                                                  16,489           17,253            13,617
Transfer and dividend disbursing agent fees                                    16,979           15,442             9,119
Printing and postage                                                            7,354            7,877             8,976
Amortization of organization expenses (Note 1D)                                 3,480            4,575             3,440
Custodian fee (Note 1F)                                                         2,945            4,636             3,950
Registration fees                                                               1,290              284               677
Miscellaneous                                                                     779            2,719             1,636
----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                             $  243,152       $  217,949         $ 136,066
----------------------------------------------------------------------------------------------------------------------------

Net investment income                                                      $  945,505       $  789,252         $ 457,124
----------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                        $  527,819       $  360,515         $ 104,321
    Financial futures contracts                                              (246,471)         (99,083)          (25,569)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                               $  281,348       $  261,432         $  78,752
----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                            $  719,999       $  534,940         $ 348,883
    Financial futures contracts                                                (3,605)         (31,920)          (10,835)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments        $  716,394       $  503,020         $ 338,048
----------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                            $  997,742       $  764,452         $ 416,800
----------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                 $1,943,247       $1,553,704         $ 873,924
----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1998


                                                                               Marathon
                                                                           Florida Insured      Marathon          Marathon
Increase (Decrease) in Net Assets                                                Fund          Hawaii Fund       Kansas Fund
---------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                 $   945,505        $    789,252        $   457,124
    Net realized gain on investment transactions                              281,348             261,432             78,752
    Net change in unrealized appreciation (depreciation) of investments       716,394             503,020            338,048
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                $ 1,943,247        $  1,553,704        $   873,924
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                            $  (927,338)       $   (789,252)       $  (461,231)
    In excess of net investment income                                             --             (32,067)              (473)
    From net realized gain on investments                                          --                  --           (105,309)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                       $  (927,338)       $   (821,319)       $  (567,013)
--------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                          $ 4,059,139        $  4,672,367        $ 1,127,364
    Net asset value of shares issued
        to shareholders in payment of
        distributions declared                                                380,352             338,412            318,497
    Cost of shares redeemed                                                (5,198,944)         (1,894,316)        (2,195,014)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        $  (759,453)       $  3,116,463        $  (749,153)
--------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                     $   256,456        $  3,848,848        $  (442,242)
--------------------------------------------------------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                      $21,716,613        $ 15,551,738        $10,491,969
--------------------------------------------------------------------------------------------------------------------------------
At end of year                                                            $21,973,069        $ 19,400,586        $10,049,727
--------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
--------------------------------------------------------------------------------------------------------------------------------
At end of year                                                            $    23,427        $    (38,550)       $      (473)
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended January 31, 1997

                                                                              Marathon             Marathon           Marathon
                                                                            Florida Insured         Hawaii             Kansas
Increase (Decrease) in Net Assets                                               Fund                 Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                     $   927,719        $    724,832        $   511,199
    Net realized gain (loss) on investment transactions                           (67,250)            (85,447)           116,275
    Net change in unrealized appreciation (depreciation) of investments          (580,040)           (283,079)          (376,548)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                    $   280,429        $    356,306        $   250,926
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                                $  (917,648)       $   (724,832)       $  (504,743)
    In excess of net investment income                                                 --             (14,581)                --
    From net realized gain on investments                                              --                 --              (8,270)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                           $  (917,648)       $   (739,413)       $  (513,013)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                              $ 6,069,588        $  1,947,078        $ 1,798,659
    Net asset value of shares issued to shareholders in payment of
        distributions declared                                                    362,763             312,044            245,745
    Cost of shares redeemed                                                    (2,469,758)         (1,450,253)        (2,072,541)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            $ 3,962,593        $    808,869        $   (28,137)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                         $ 3,325,374        $    425,762        $  (290,224)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                          $18,391,239        $ 15,125,976        $10,782,193
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                $21,716,613        $ 15,551,738        $10,491,969
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                $     5,260        $    (21,536)       $     4,107
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                    Marathon Florida Insured Fund
                                                            ---------------------------------------------
                                                                        Year Ended January 31,
                                                            ---------------------------------------------
                                                              1998       1997       1996      1995*
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $10.710    $11.090    $10.260    $10.000
---------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income                                       $ 0.488    $ 0.499    $ 0.512    $ 0.456
Net realized and unrealized gain (loss) on investments        0.511     (0.385)     0.832      0.304
---------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $ 0.999    $ 0.114    $ 1.344    $ 0.760
---------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------
From net investment income                                  $(0.479)   $(0.494)   $(0.512)   $(0.456)
In excess of net investment income                               --         --     (0.002)    (0.044)
---------------------------------------------------------------------------------------------------------
Total distributions                                         $(0.479)   $(0.494)   $(0.514)   $(0.500)
---------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $11.230    $10.710    $11.090    $10.260
---------------------------------------------------------------------------------------------------------

Total Return/(1)/                                              9.57%      1.14%     13.39%      7.10%
---------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                     $21,973    $21,717    $18,391    $11,596
Ratio of net expenses to average daily net assets/(2)(3)/      1.23%      1.21%      1.10%      0.75%+
Ratio of net expenses to average daily net assets after
     custodian fee reduction/(2)/                              1.16%      1.12%      1.00%        --
Ratio of net investment income to average daily net assets     4.50%      4.67%      4.76%      4.79%+
---------------------------------------------------------------------------------------------------------

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                           1.65%      1.51%      1.49%      1.62%+
    Expenses after custodian fee reduction/(2)/                1.58%      1.42%      1.39%        --
    Net investment income                                      4.08%      4.37%      4.37%      3.92%+
Net investment income per share                             $ 0.443    $ 0.467    $ 0.470    $ 0.374
---------------------------------------------------------------------------------------------------------

                                                                           Marathon Hawaii Fund
                                                                 -------------------------------------------
                                                                          Year Ended January 31,
                                                                 -------------------------------------------
                                                                  1998       1997       1996       1995*
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                             $ 9.730   $ 9.980    $ 9.150    $10.000
------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                                            $ 0.441   $ 0.466    $ 0.484    $ 0.434
Net realized and unrealized gain (loss) on investments             0.418    (0.241)     0.835     (0.805)
------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                              $ 0.859   $ 0.225    $ 1.319    $(0.371)
------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------
From net investment income                                       $(0.441)  $(0.466)   $(0.484)   $(0.434)
In excess of net investment income                                (0.018)   (0.009)    (0.005)    (0.045)
------------------------------------------------------------------------------------------------------------
Total distributions                                              $(0.459)  $(0.475)   $(0.489)   $(0.479)
------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                   $10.130   $ 9.730    $ 9.980    $ 9.150
------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   9.08%     2.40%     14.74%     (4.01)%
------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                          $19,401   $15,552    $15,126    $12,601
Ratio of net expenses to average daily net assets/(2)(3)/           1.27%     1.20%      1.05%      0.87%+
Ratio of net expenses to average daily net assets after
     custodian fee reduction/(2)/                                   1.24%     1.15%      0.98%        --
Ratio of net investment income to average daily net assets          4.47%     4.81%      5.03%      5.03%+
------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                              1.70%       1.61%      1.53%      1.41%+
    Expenses after custodian fee reduction/(2)/                   1.67%       1.56%      1.46%        --
    Net investment income                                         4.04%       4.40%      4.51%      4.49%+
Net investment income per share                                $ 0.399     $ 0.426    $ 0.434   $  0.387
------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, March 2, 1994, to January 31, 1995.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended January 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratios by the effect of any offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.


                       See notes to financial statements

EV Marathon Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                                Marathon Kansas Fund
                                                                                      -------------------------------------------
                                                                                               Year Ended January 31,
                                                                                      -------------------------------------------
                                                                                        1998       1997       1996       1995*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                                  $10.080   $ 10.320   $  9.560   $ 10.000
---------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $ 0.458   $  0.479   $  0.481   $  0.435
Net realized and unrealized gain (loss) on investments                                  0.414     (0.238)     0.761     (0.393)
---------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                                          $ 0.872   $  0.241   $  1.242   $  0.042
---------------------------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                            $(0.462)  $ (0.473)  $ (0.481)  $ (0.435)
In excess of net investment income                                                         --**       --     (0.001)    (0.047)
From net realized gain on investments                                                  (0.110)    (0.008)        --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   $(0.572)  $ (0.481)  $ (0.482)  $ (0.482)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                                        $10.380   $ 10.080   $ 10.320   $  9.560
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                        8.87%      2.46%     13.26%      0.16%
---------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                                               $10,050   $ 10,492   $ 10,782   $  7,753
Ratio of net expenses to average daily net assets/(2)(3)/                                1.38%      1.25%      1.20%      0.75%+
Ratio of net expenses to average daily net assets after
     custodian fee reduction/(2)/                                                        1.33%      1.15%      1.08%        --
Ratio of net investment income to average daily net assets                               4.48%      4.77%      4.79%      4.81%+
---------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                                                     1.90%      1.68%      1.59%      1.60%+
    Expenses after custodian fee reduction/(2)/                                          1.85%      1.58%      1.47%        --
    Net investment income                                                                3.96%      4.34%      4.40%      3.96%+
Net investment income per share                                                       $ 0.405   $  0.436   $  0.442   $  0.397
---------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, March 2, 1994, to January 31, 1995.

** Distributions in excess of net investment income are less than $0.001 per share.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the periods ended on and after January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.


                       See notes to financial statements

EV Marathon Municipals Funds as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of nine non-diversified Funds, three of which are included in these financial statements. They include EV Marathon Florida Insured Municipals Fund ("Marathon Florida Insured Fund"), EV Marathon Hawaii Municipals Fund ("Marathon Hawaii Fund") and EV Marathon Kansas Municipals Fund ("Marathon Kansas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Marathon Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Marathon Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (88.4%, 97.9% and 88.3% at January 31, 1998 for the Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

    On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the EV Marathon Florida Insured Municipals Fund, EV Marathon Hawaii Municipals Fund and Marathon Kansas Municipals Fund which permits the Funds to issue more than one class of shares. Initially, the Funds will offer two classes of shares and, effective February 1, 1998 the existing shares of the Funds will be designated Class B shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Funds will acquire substantially all of the assets and liabilities of the EV Traditional Florida Insured Municipals Fund, the EV Traditional Hawaii Municipals Fund and the EV Traditional Kansas Municipals Fund, respectively. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the corresponding Traditional Funds will receive Class A shares. The reorganization will occur after the close of business, January 31, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

    B Income -- Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1998, the Marathon Florida Insured Fund and the Marathon Hawaii Fund, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

     Fund                                 Amount           Expires
     ---------------------------------------------------------------------------
     Marathon Florida Insured Fund        $   65,345       January 31, 2005

     Marathon Hawaii Fund                 $   25,582       January 31, 2005

                                             514,615       January 31, 2004

    Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

    D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization,

EV Marathon Municipals Funds as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    including registration costs, are being amortized on a straight-line basis over five years.

    E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds and Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the statements of operations.

    G Other -- Investment transactions are accounted for on a trade date basis.

2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

    The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended January 31, 1998, the following reclassifications were made due to permanent differences between book and tax accounting for distributions:


                                              Marathon
                                          Florida Insured       Marathon Hawaii
        Increase/(decrease)                     Fund                 Fund
    ----------------------------------------------------------------------------
        Accumulated undistributed
          (distributions in excess of)
          net investment income              $      --             $ 15,053

        Accumulated net realized gain
          (loss) on investments
          from Portfolio                      (135,820)                  --

        Paid-in capital                        135,820              (15,053)
    ----------------------------------------------------------------------------

    Net investment income, net realized gain on investment transactions and net assets were not affected by these reclassifications.

    The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1999 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                           Marathon Florida Insured Fund
                                     -------------------------------------------
                                                Year Ended January 31,
                                     -------------------------------------------
                                             1998                 1997
    ----------------------------------------------------------------------------
       Sales                               370,922              565,644

       Issued to shareholders
         electing to receive
         payments of
         distributions in Fund
         shares                             34,868               33,964

       Redemptions                        (477,263)            (230,160)
    ----------------------------------------------------------------------------
       Net increase (decrease)             (71,473)             369,448
    ----------------------------------------------------------------------------


                                                Marathon Hawaii Fund
                                     -------------------------------------------
                                               Year Ended January 31,
                                     -------------------------------------------
                                             1998                 1997
    ----------------------------------------------------------------------------
       Sales                               475,254              201,234

       Issued to shareholders
         electing to receive
         payments of
         distributions in Fund
         shares                             34,260               32,289

       Redemptions                        (192,930)            (149,829)
    ----------------------------------------------------------------------------
       Net increase                        316,584               83,694
    ----------------------------------------------------------------------------

EV Marathon Municipals Funds as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


                                                 Marathon Kansas Fund
                                     ----------------------------------------
                                                Year Ended January 31,
                                     ----------------------------------------
                                             1998                 1997
    ----------------------------------------------------------------------------
       Sales                               110,259              178,247

       Issued to shareholders
         electing to receive
         payments of
         distributions in Fund
         shares                             30,986               24,491

       Redemptions                        (213,928)            (206,951)
    ----------------------------------------------------------------------------
       Net decrease                        (72,683)              (4,213)
    ----------------------------------------------------------------------------

4   Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR.

    Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations.

5   Distribution and Service Plans
    ----------------------------------------------------------------------------
    Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require each of the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc.
    (EVD), amounts equal to 0.75% of a Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. A Fund will automatically discontinue payments to EVD, during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund, and accordingly, reduces the Fund's net assets. For the year ended January 31, 1998, Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund paid $157,703, $132,435 and $76,576, respectively, to EVD, representing 0.75% of each Fund's average daily net assets. For the year ended January 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund were approximately $676,000, $738,000 and $363,000, respectively.

    In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended January 31, 1998, Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund paid or accrued service fees to or payable to EVD in the amount of $35,957, $32,539 and $17,899, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

    Certain officers and Trustees of the Funds are officers or directors of EVD.

6   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated

EV Marathon Municipals Funds as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $99,000, $45,000 and $60,000 of CDSC paid by shareholders of Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, respectively, for the year ended January 31, 1998.

7   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended January 31, 1998 were as follows:


    Marathon Florida Insured Fund
    ---------------------------------------------------------------------------
    Increases                                                      $ 4,020,293

    Decreases                                                       (6,015,122)

    Marathon Hawaii Fund
    ---------------------------------------------------------------------------
    Increases                                                      $ 4,685,688

    Decreases                                                       (2,583,258)

    Marathon Kansas Fund
    ---------------------------------------------------------------------------
    Increases                                                      $ 1,175,412

    Decreases                                                       (2,645,960)

8   Subsequent Event
    ---------------------------------------------------------------------------
    Effective February 1, 1998, EV Marathon Florida Insured Municipals Fund, EV Marathon Hawaii Municipals Fund and EV Marathon Kansas Municipals Fund will change their respective names to Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund and shares of the Funds are designated Class B shares. One additional class of shares will also be offered.

EV Marathon Municipals Funds as of January 31, 1998

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders of
Eaton Vance Municipals Trust II:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of EV Marathon Florida Insured Municipals Fund, EV Marathon Hawaii Municipals Fund and EV Marathon Kansas Municipals Fund (certain of the series constituting Eaton Vance Municipals Trust II) as of January 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1998 and 1997 and the financial highlights for each of the three years ended January 31, 1998 and for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II at January 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  March 13, 1998

Florida Insured Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                            Value
--------------------------------------------------------------------------------

Housing -- 16.0%
--------------------------------------------------------------------------------
 Aaa       NR       $  360     Duval County, FL, Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               (GNMA), (AMT),
                               6.70%, 10/1/26                      $   386,104

 Aaa       AAA         750     Escambia, FL, HFA, SFMR,
                               (GNMA), (AMT), 7.00%, 4/1/28            827,415

 Aaa       NR          730     Manatee, FL, HFA, SFMR,
                               (GNMA), (AMT), 6.875%,
                               11/1/26                                 810,110

 Aaa       NR        1,000     Pinellas County, FL, HFA,
                               SFMR, (AMT), 5.80%, 3/1/29            1,029,620

 NR        AAA         795     Pinellas, FL, HFA, SFMR,
                               (GNMA), (AMT), 6.70%, 2/1/28            853,274
--------------------------------------------------------------------------------
                                                                   $ 3,906,523
--------------------------------------------------------------------------------

Insured-Education -- 2.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Florida A&M University,
                               (Student Apartment
                               Facilties), (MBIA), 5.625%,
                               7/1/25                              $   524,375
--------------------------------------------------------------------------------
                                                                   $   524,375
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 9.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $  445     Citrus County, FL, PCR,
                               (MBIA), 6.35%, 2/1/22               $   488,374

 Aaa       AAA         895     Florida State Municipal
                               Power Agency, (Stanton
                               Project), (AMBAC),
                               4.50%, 10/1/27                          817,099

 Aaa       AAA       1,000     Puerto Rico Electric Power
                               Authority, (MBIA), 5.50%,
                               7/1/25                                1,032,510
--------------------------------------------------------------------------------
                                                                   $ 2,337,983
--------------------------------------------------------------------------------

Insured-Hospitals -- 0.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $  200     Dade, FL, Public Facilities
                               Revenue, (Jackson Memorial
                               Hospital), (MBIA), 4.875%,
                               6/1/15                              $   197,796
--------------------------------------------------------------------------------
                                                                   $   197,796
--------------------------------------------------------------------------------

Insured-Housing -- 14.5%
--------------------------------------------------------------------------------
 NR        A        $  375     Clearwater, FL, HFA,
                               (Hamptons at Clearwater),
                               (ACA), 5.30%, 5/1/18                $   376,136

 NR        A           500     Clearwater, FL, HFA,
                               (Hamptons at Clearwater),
                               (ACA), 5.35%, 5/1/24                    501,510

 Aaa       AAA         500     Florida Health Facilities
                               Authority, (Maitland Club
                               Apartments), (AMBAC),
                               (AMT), 6.875%, 8/1/26                   545,740

 Aaa       AAA       1,000     Florida HFA, (Mariner Club
                               Apartments), (AMBAC),
                               (AMT), 6.375%, 9/1/36/(1)/            1,072,770

 Aaa       AAA         500     Florida HFA, (MBIA), (AMT),
                               5.90%, 7/1/29                           520,210

 Aaa       AAA         500     Florida HFA, (Spinnaker
                               Cove Apartments), (AMBAC),
                               (AMT), 6.50%, 7/1/36                    538,405
--------------------------------------------------------------------------------
                                                                   $ 3,554,771
--------------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 2.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Dade County, FL, Resources
                               Recovery Facilities,
                               (AMBAC), (AMT),
                               5.50%, 10/1/13                      $   525,085
--------------------------------------------------------------------------------
                                                                   $   525,085
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 18.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Bradenton, FL, Special
                               Revenue Sub-Lien, (FGIC),
                               5.00%, 10/1/15                      $ 1,004,500

 Aaa       AAA       1,000     Jacksonville, FL, Excise
                               Taxes Revenue, (FGIC),
                               5.00%, 10/1/16                        1,003,740

 Aaa       AAA       1,000     Jacksonville, FL, Excise
                               Taxes Revenue, (FGIC),
                               (AMT), 5.70%, 10/1/09                 1,049,980

 Aaa       AAA         250     Orange, FL, Tourist
                               Development Tax, (MBIA),
                               6.00%, 10/1/24                          272,825

 Aaa       AAA         505     St. Petersburg, FL, Excise
                               Tax Revenue, (FGIC), 5.00%,
                               10/1/16                                 506,101

 Aaa       AAA         340     Sunrise, FL, Public
                               Facilities Revenue, (MBIA),
                               0.00%, 10/1/15                          144,293

 Aaa       AAA         500     Tampa, FL, Occupational
                               License Tax Revenue,
                               (FGIC), 5.50%, 10/1/27                  521,700
--------------------------------------------------------------------------------
                                                                   $ 4,503,139
--------------------------------------------------------------------------------

                       See notes to financial statements

Florida Insured Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                            Value
--------------------------------------------------------------------------------

Insured-Transportation -- 12.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Dade County, FL, Aviation
                               Revenue, (Miami International
                               Airport-Series B), (FSA),
                               (AMT), 5.125%, 10/1/22              $   990,940

 Aaa       AAA       1,000     Dade County, FL, Seaport
                               Revenue, (MBIA), 5.125%,
                               10/1/16                               1,011,820

 Aaa       AAA       1,000     Florida Ports Financing
                               Commission, (State
                               Transportation Trust Fund),
                               (MBIA), (AMT), 5.375%,
                               6/1/27                                1,013,920
--------------------------------------------------------------------------------
                                                                   $ 3,016,680
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 24.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Dade County, FL, Water And
                               Sewer System Revenue,
                               (FGIC), 5.25%, 10/1/26              $   506,060

 Aaa       AAA         325     Dade County, FL, Water and
                               Sewer System, (FGIC),
                               5.375%, 10/1/16                         337,110

 Aaa       AAA         735     Enterprise Community
                               Development District, FL,
                               Water and Sewer Revenue,
                               (MBIA), 6.125%, 5/1/24                  803,414

 Aaa       AAA       1,000     Jacksonville, FL, Water and
                               Sewer Revenue, (AMBAC),
                               (AMT), 6.35%, 8/1/25                  1,108,030

 Aaa       AAA       1,000     Lee County, FL, (Bonita
                               Springs), (MBIA), (AMT),
                               6.05%, 11/1/20                        1,087,520

 Aaa       AAA          70     North Port, FL, Utility
                               Revenue, (FGIC), 6.25%,
                               10/1/17                                  76,861

 Aaa       AAA         500     North Port, FL, Utility
                               Revenue, (FGIC), 6.25%,
                               10/1/22                                 549,015

 Aaa       AAA         400     Titisville, FL, Water and
                               Sewer Revenue, (MBIA),
                               6.00%, 10/1/24                          436,520

 Aaa       AAA       1,000     Vero Beach, FL, Water and
                               Sewer Revenue, (FGIC),
                               5.00%, 12/1/21                          983,520
--------------------------------------------------------------------------------
                                                                   $ 5,888,050
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $22,620,877)                                  $24,454,402
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1998, 84.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. At January 31, 1998, the Portfolio's insured securities by financial institution are as follows:


                                                              % of
                                            Market Value      Market Value
--------------------------------------------------------------------------------
American Capital Access (ACA)               $  877,646         3.6%
American Municipal Bond Assurance
    Corp. (AMBAC)                            4,607,129        18.8
Financial Guaranty Insurance
    Corp. (FGIC)                             6,538,588        26.7
Financial Security Assurance
    (FSA)                                      990,940         4.1
Municipal Bond Insurance Assoc.
    (MBIA)                                   7,533,577        30.8
--------------------------------------------------------------------------------

Total                                      $20,547,880        84.0%
--------------------------------------------------------------------------------

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Hawaii Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS



Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------  Principal
                      Amount
          Standard    (000's
Moody's   & Poor's    omitted)   Security                            Value
--------------------------------------------------------------------------------


Electric Utilities -- 2.9%
--------------------------------------------------------------------------------
Baa1      BBB+        $1,500     Puerto Rico Electric Power
                                 Authority, 0.00%, 7/1/17            $   568,395
--------------------------------------------------------------------------------
                                                                     $   568,395
--------------------------------------------------------------------------------


General Obligations -- 7.3%
--------------------------------------------------------------------------------
Aa2       AA          $  750     City and County of Honolulu,
                                 HI, 4.75%, 9/1/17                   $   724,905

Baa1      A              285     Commonwealth of Puerto
                                 Rico, Public Improvement,
                                 0.00%, 7/1/15                           121,598

NR        BBB            400     Government of Guam, 5.375%,
                                 11/15/13                                406,452

Aa3       A+             140     State of Hawaii, 5.75%,
                                 1/1/11                                  155,617
--------------------------------------------------------------------------------
                                                                     $ 1,408,572
--------------------------------------------------------------------------------


Hospitals -- 14.7%
--------------------------------------------------------------------------------
A2        A+          $  400     State of Hawaii Department
                                 of Budget and Finance,
                                 (Kaiser Permanente), 6.25%,
                                 3/1/21                              $   425,004

A         A              635     State of Hawaii Department
                                 of Budget and Finance,
                                 (Kapiolani Health System),
                                 6.00%, 7/1/19                           669,506

Aa3       AA             870     State of Hawaii Department
                                 of Budget and Finance,
                                 (Queens Health System),
                                 5.75%, 7/1/26                           918,111

NR        BBB-           750     State of Hawaii Department
                                 of Budget and Finance,
                                 Special Purpose Mortgage
                                 Revenue, (Wahiawa General
                                 Hospital), 7.50%, 7/1/12                828,083
--------------------------------------------------------------------------------
                                                                     $ 2,840,704
--------------------------------------------------------------------------------


Housing -- 8.9%
--------------------------------------------------------------------------------
Aa1       AA          $  500     State of Hawaii Housing
                                 Finance and Development
                                 Corp., 5.75%, 7/1/30                $   511,750

Aa1       AA           1,000     State of Hawaii Housing
                                 Finance and Development,
                                 Single Family Mortgage
                                 Bonds, 5.90%, 7/1/27/(1)/             1,038,899

Aa1       AA             175     State of Hawaii Housing
                                 Finance and Development,
                                 Single Family Mortgage
                                 Bonds, (AMT), 6.00%, 7/1/26             181,183
--------------------------------------------------------------------------------
                                                                     $ 1,731,832
--------------------------------------------------------------------------------


Industrial Development Revenue/Pollution Control Revenue -- 4.2%
--------------------------------------------------------------------------------
A1        AA-         $  550     Puerto Rico Industrial,
                                 Tourist, Educational,
                                 Medical and Environmental
                                 Control Authority, (Upjohn
                                 Co.), 7.50%, 12/1/23                $   584,144

Ba3       BB-            220     State Department of
                                 Transportation, HI,
                                 (Continental Airlines,
                                 Inc.), (AMT), 5.625%,
                                 11/15/27                                220,581
--------------------------------------------------------------------------------
                                                                     $   804,725
--------------------------------------------------------------------------------


Insured-Education -- 5.5%
--------------------------------------------------------------------------------
Aaa       AAA         $  500     Hawaii State Housing
                                 Development Corp.,
                                 (University of Hawaii),
                                 (AMBAC), 5.65%, 10/1/16             $   528,855

Aaa       AAA            500     University of Hawaii Board
                                 of Regents, University
                                 System, (AMBAC),
                                 5.65%, 10/1/12                          530,150
--------------------------------------------------------------------------------
                                                                     $ 1,059,005
--------------------------------------------------------------------------------


Insured-Electric Utilities -- 11.8%
--------------------------------------------------------------------------------
Aaa       AAA         $  100     Puerto Rico Electric Power
                                 Authority, "STRIPES", (FSA),
                                 Variable Rate, 7/1/03/(2)/          $   115,875

Aaa       AAA            500     State of Hawaii Department
                                 of Budget and Finance,
                                 (Hawaii Electric Co.,
                                 Inc.), (AMT), (MBIA),
                                 6.20%, 5/1/26                           546,995

Aaa       AAA            500     State of Hawaii Department
                                 of Budget and Finance,
                                 (Hawaii Electric Co.,
                                 Inc.), (AMT), (MBIA),
                                 6.60%, 1/1/25                           557,285

Aaa       AAA          1,000     State of Hawaii Department
                                 of Budget and Finance, HI,
                                 (Hawaiian Electric Co.),
                                 (MBIA), (AMT), 5.65%, 10/1/27         1,055,999
--------------------------------------------------------------------------------
                                                                     $ 2,276,154
--------------------------------------------------------------------------------


Insured-General Obligations -- 21.0%
--------------------------------------------------------------------------------
Aaa       AAA         $  250     City and County of
                                 Honolulu, HI, (FGIC),
                                 5.00%, 11/1/16                      $   250,423

Aaa       AAA            700     County of Hawaii, HI,
                                 (FGIC), 5.55%, 5/1/10                   768,943

Aaa       AAA            305     County of Kauai, HI,
                                 (MBIA), 5.90%, 2/1/14                   332,014

                       See notes to financial statements

Hawaii Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)   Principal
--------------------  Amount
          Standard    (000's
Moody's   & Poor's    omitted)   Security                            Value
--------------------------------------------------------------------------------

Insured-General Obligations (continued)
--------------------------------------------------------------------------------
Aaa         AAA       $  910     County of Maui, HI, (FGIC),
                                 5.00%, 9/1/17                       $   911,547

Aaa         AAA          420     County of Maui, HI, (FGIC),
                                 5.30%, 9/1/14                           438,249

Aaa         AAA          250     County of Maui, HI, (FGIC),
                                 5.75%, 1/1/13                           262,325

Aaa         AAA        1,100     State Series Corporate Purpose,
                                 HI, (FGIC), 5.00%, 10/1/17            1,097,194
--------------------------------------------------------------------------------
                                                                     $ 4,060,695
--------------------------------------------------------------------------------

Insured-Hospitals -- 1.1%
--------------------------------------------------------------------------------
Aaa         AAA       $  100     State of Hawaii Department of
                                 Budget and Finance, (Queen's
                                 Medical Center), (FGIC), 6.50%,
                                 7/1/12                              $   101,184

Aaa         AAA          100     State of Hawaii Department
                                 of Budget and Finance, (St.
                                 Francis Medical Centers),
                                 (CGIC), 6.50%, 7/1/22                   109,531
--------------------------------------------------------------------------------
                                                                     $   210,715
--------------------------------------------------------------------------------

Insured-Housing -- 2.7%
--------------------------------------------------------------------------------
Aaa         AAA       $  490     City and County of Honolulu,
                                 HI, Mortgage Revenue Bonds,
                                 (Smith Beretania), (MBIA),
                                 7.80%, 7/1/24                       $   526,378
--------------------------------------------------------------------------------
                                                                     $   526,378
--------------------------------------------------------------------------------

Insured-Transportation -- 9.9%
--------------------------------------------------------------------------------
Aaa        AAA        $  500     State of Hawaii Airports
                                 System, (AMT), (FGIC),
                                 7.50%, 7/1/20                       $   544,060

Aaa        AAA           100     State of Hawaii Airports
                                 System, (AMT), (MBIA),
                                 6.90%, 7/1/12                           120,040

Aaa        AAA           245     State of Hawaii Airports
                                 System, (AMT), (MBIA),
                                 7.00%, 7/1/18                           268,326

Aaa        AAA           650     State of Hawaii Harbor
                                 Revenue, (AMT), (FGIC),
                                 6.375%, 7/1/24                          715,923

Aaa        AAA           250     State of Hawaii Harbor
                                 Revenue, (AMT), (MBIA),
                                 7.00%, 7/1/17                           269,193
--------------------------------------------------------------------------------
                                                                     $ 1,917,542
--------------------------------------------------------------------------------

Special Tax Revenue -- 0.8%
--------------------------------------------------------------------------------
Baa1       A          $   50     Puerto Rico Highway and
                                 Transportation Authority,
                                 5.50%, 7/1/36                       $    53,171

NR         NR            100     Virgin Islands Public
                                 Finance Authority, 7.25%,
                                 10/1/18                                 112,585
--------------------------------------------------------------------------------
                                                                     $   165,756
--------------------------------------------------------------------------------

Transportation -- 5.9%
--------------------------------------------------------------------------------
NR         BBB        $  200     Guam Airport Authority,
                                 (AMT), 6.70%, 10/1/23               $   220,236

Baa3       BBB-          180     Puerto Rico Port Authority,
                                 (American Airlines), (AMT),
                                 6.30%, 6/1/23                           192,586

Aa3        AA            715     State of Hawaii Highway
                                 Revenue, 5.00%, 7/1/12                  723,809
--------------------------------------------------------------------------------
                                                                     $ 1,136,631
--------------------------------------------------------------------------------

Water and Sewer -- 3.3%
--------------------------------------------------------------------------------
Aa3        AA         $  600     City and County of Honolulu,
                                 HI, Water Supply System, 5.80%,
                                 7/1/16                              $   639,570
--------------------------------------------------------------------------------
                                                                     $   639,570
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
  (identified cost $17,754,788)                                      $19,346,674
--------------------------------------------------------------------------------
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1998, 52% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.2% to 26.7% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Kansas Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)    Security                           Value
--------------------------------------------------------------------------------


Electric Utilities -- 1.5%
--------------------------------------------------------------------------------
NR        BBB        $  150      Guam Power Authority Revenue,
                                 6.625%, 10/1/14                    $   167,184
--------------------------------------------------------------------------------
                                                                    $   167,184
--------------------------------------------------------------------------------


General Obligations -- 13.1%
--------------------------------------------------------------------------------
Baa1      A          $  500      Commonwealth of Puerto Rico,
                                 Public Improvement, 0.00%,
                                 7/1/18                             $   179,870

Aa        NR            400      Douglas County, KS, USD #497,
                                 6.00%, 9/1/15                          429,736

Aa1       AA            890      Johnson County, KS, USD #229,
                                 5.00%, 10/1/16                         893,879
--------------------------------------------------------------------------------
                                                                    $ 1,503,485
--------------------------------------------------------------------------------


Hospitals -- 2.3%
--------------------------------------------------------------------------------
A3        NR         $  250      Lawrence, KS, Hospital Revenue,
                                 (Lawrence Memorial Hospital),
                                 6.20%, 7/1/19                      $   266,008
--------------------------------------------------------------------------------
                                                                    $   266,008
--------------------------------------------------------------------------------


Housing -- 29.3%
--------------------------------------------------------------------------------
Aaa       NR         $   70      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 5.30%,
                                 5/1/07                               $  72,210

Aaa       NR             70      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 5.30%,
                                 11/1/07                                 72,304

Aaa       NR            160      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 5.90%,
                                 11/1/27                                165,075

NR        AAA           380      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 7.00%,
                                 12/1/11                                403,150

NR        AAA           220      Kansas City, KS, Multifamily
                                 Housing Revenue, (FHA), 6.70%,
                                 7/1/23                                 229,645

Aa        NR            100      Kansas Development Authority,
                                 Single Family Housing, (FHA),
                                 (Martin Creek), 6.60%, 8/1/34          105,137

Aaa       A-            415      Labette County, KS, Single Family
                                 Mortgage Revenue, 0.00%, 12/1/14       181,143

Aaa       NR            175      Olathe and Labette County, KS,
                                 Single Family Mortgage Revenue,
                                 (AMT), (GNMA), 8.10%, 8/1/23           196,889

NR        AAA           205      Olathe, KS, Mortgage Loan
                                 Revenue, (AMT), (GNMA), 7.60%,
                                 3/1/07                                 217,056

NR        AAA           250      Olathe, KS, Multifamily Housing
                                 Revenue, (FNMA), 6.45%, 6/1/19         266,030

NR        AA            250      Puerto Rico Housing Finance Corp.,
                                 7.50%, 4/1/22                          265,373

Aaa       NR            235      Sedgwick and Shawnee County, KS,
                                 Single Family Revenue, (GNMA),
                                 7.75%, 11/1/24/(1)/                    269,453

Aaa       NR            455      Sedgwick County, KS, Single Family
                                 Mortgage Revenue, (GNMA), 8.00%,
                                 5/1/25                                 514,546

Aaa       NR             45      Sedgwick County, KS, Single Family
                                 Mortgage Revenue, (GNMA), 8.20%,
                                 5/1/14                                  50,845

NR        AAA           350      Wichita, KS, Multifamily Housing
                                 Revenue, (Broadmoor Chelsea
                                 Apartments), (AMT), (FNMA), 5.65%,
                                 7/1/16                                 360,021
--------------------------------------------------------------------------------
                                                                    $ 3,368,877
--------------------------------------------------------------------------------


Industrial Development Revenue / Pollution Control Revenue -- 2.3%
--------------------------------------------------------------------------------
A2        NR         $  100      Puerto Rico Industrial, Medical
                                 and Environmental Pollution
                                 Control Facility Finance
                                 Authority, (American Home
                                 Products), 5.10%, 12/1/18          $    99,485

Baa3      BBB-          150      Puerto Rico Port Authority,
                                 (American Airlines), (AMT),
                                 6.30%, 6/1/23                          160,488
--------------------------------------------------------------------------------
                                                                    $   259,973
--------------------------------------------------------------------------------


Insured-Electric Utilities -- 4.3%
--------------------------------------------------------------------------------
Aaa       AAA       $  345       Burlington, KS, Pollution Control
                                 Revenue, (Kansas Gas & Electric
                                 Co.), (MBIA), 7.00%, 6/1/31/(1)/   $   377,813

Aaa       AAA          100       Puerto Rico Electric Power
                                 Authority, "STRIPES", (FSA),
                                 Variable Rate, 7/1/02/(2)/             113,125
--------------------------------------------------------------------------------
                                                                    $   490,938
--------------------------------------------------------------------------------


Insured-General Obligations -- 14.3%
--------------------------------------------------------------------------------
Aaa       AAA       $  200       County of Johnson Unified, KS,
                                 (School District), (FGIC),
                                 6.00%, 10/1/16/(3)/                $   228,290

Aaa       AAA          150       Garnett, KS, Combined Utility
                                 Revenue Bonds, (MBIA), 6.00%,
                                 10/1/17                                159,792

                       See notes to financial statements

Kansas Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)    Security                           Value
--------------------------------------------------------------------------------


Insured-General Obligations (continued)
--------------------------------------------------------------------------------
Aaa       AAA        $  200      Kansas City, KS, Utility
                                 Systems Revenue, (FGIC),
                                 6.375%, 9/1/23                     $   225,208

Aaa       AAA           500      Puerto Rico Public Building
                                 Authority, (AMBAC), 5.00%,
                                 7/1/27                                 496,170

Aaa       AAA           250      Sedgwick County, KS, USD #267,
                                 (AMBAC), 6.15%, 11/1/09                279,325

Aaa       AAA           230      Sedgwick County, KS, USD #267,
                                 (AMBAC), 6.15%, 11/1/10                256,275
--------------------------------------------------------------------------------
                                                                    $ 1,645,060
--------------------------------------------------------------------------------


Insured-Hospitals -- 25.5%
--------------------------------------------------------------------------------
Aaa       AAA        $1,000      Kansas State Development
                                 Finance Authority, Health
                                 Facilities Revenue, (St.
                                 Luke's), (MBIA), 5.375%,
                                 11/15/26/(4)/                      $ 1,017,539

Aaa       AAA           500      Kansas State Development
                                 Finance Authority, Health
                                 Facilities, (Stormont-Vail)
                                 (MBIA), 5.80%, 11/15/11                541,970

Aaa       AAA           200      Olathe, KS, Health Facilities,
                                 (Evangelical Lutheran Good
                                 Samaritan Society), (AMBAC),
                                 6.00%, 5/1/19                          216,806

Aaa       AAA           895      Shawnee County, KS, Health
                                 Care Facilities, (Menninger
                                 Foundation), (FSA), 5.00%,
                                 8/15/16                                889,630

Aaa       NR            250      State Development Finance
                                 Authority, KS, (Medical
                                 Center Inc.), (MBIA),
                                 5.50%, 11/15/22                        258,783
--------------------------------------------------------------------------------
                                                                    $ 2,924,728
--------------------------------------------------------------------------------


Insured-Housing -- 3.6%
--------------------------------------------------------------------------------
NR        AA         $  100      Puerto Rico Housing Finance
                                 Corp., (AMBAC), 7.50%, 10/1/11     $   104,213

Aaa       AAA           195      Sedgwick County, KS, Mortgage
                                 Loan Revenue, (MBIA), (AMT),
                                 (GNMA), 7.50%, 12/1/09                 205,150

Aaa       AAA           100      Sedgwick County, KS, Mortgage
                                 Loan Revenue, (MBIA), (AMT),
                                 (GNMA), 7.50%, 12/1/10                 105,205
--------------------------------------------------------------------------------
                                                                    $   414,568
--------------------------------------------------------------------------------


Transportation -- 3.8%
--------------------------------------------------------------------------------
NR        BBB        $  100      Guam Airport Authority, 6.50%,
                                 10/1/23                            $   109,818

NR        BBB           300      Guam Airport Authority, (AMT),
                                 6.70%, 10/1/23                         330,354
--------------------------------------------------------------------------------
                                                                    $   440,172
--------------------------------------------------------------------------------


Total Tax-Exempt Investments -- 100%
    (identified cost $10,851,895)                                   $11,480,993
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1998, 47.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.0% to 20.8% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ When-issued security.

/(4)/ Security has been segregated to cover when-issued securities.

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of January 31, 1998


                                                                          Florida Insured          Hawaii            Kansas
                                                                             Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                                         $22,620,877         $17,754,788        $10,851,895
    Unrealized appreciation                                                   1,833,525           1,591,886            629,098
------------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                                              $24,454,402         $19,346,674        $11,480,993
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                        $       620         $   267,743        $       503
Receivable for investments sold                                                      --                  --              5,000
Interest receivable                                                             419,466             222,032            166,286
Receivable from the Investment Adviser (Note 2)                                  56,285              50,117             42,013
Deferred organization expenses (Note 1D)                                          2,631               2,409              2,380
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                $24,933,404         $19,888,975        $11,697,175
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)                                $        --         $        --        $   226,431
Demand note payable (Note 5)                                                     50,000                  --             33,000
Payable for daily variation margin on open financial futures
    contracts (Notes 1E and 6)                                                   10,235               3,250              1,975
Payable to affiliate for Trustees' fees (Note 2)                                     22                  22                 22
Accrued expenses                                                                 23,074              21,569             17,123
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                           $    83,331         $    24,841        $   278,551
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                   $24,850,073         $19,864,134        $11,418,624
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                     $23,029,531         $18,284,546        $10,795,895
Net unrealized appreciation of investments and financial futures
    contracts (computed on the basis of identified cost)                      1,820,542           1,579,588            622,729
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       $24,850,073         $19,864,134        $11,418,624
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended January 31, 1998


                                                                          Florida Insured          Hawaii            Kansas
                                                                             Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                                              $1,337,092          $1,031,743         $  666,134
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                      $1,337,092          $1,031,743         $  666,134
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                              $   42,792          $   28,115         $   17,995
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                                      176                 176                176
Custodian fee (Note 1H)                                                          24,783              16,503             13,626
Legal and accounting services                                                    30,388              30,387             22,906
Bond pricing                                                                      4,480               4,719              4,667
Amortization of organization expenses (Note 1D)                                   2,417               2,210              2,184
Interest expense (Note 5)                                                         8,175                 365              2,265
Miscellaneous                                                                     1,831               1,798              1,648
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                               $  115,042          $   84,273         $   65,467
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of investment adviser fee (Note 2)                             $   42,792          $   28,115         $   17,995
    Allocation of expenses to the Investment Adviser (Note 2)                    56,285              50,117             42,013
    Reduction of custodian fee (Note 1H)                                         15,965               6,041              5,459
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                                     $  115,042          $   84,273         $   65,467
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                                 $       --          $       --         $       --
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                        $1,337,092          $1,031,743         $  666,134
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                          $  576,556          $  370,520         $  115,006
    Financial futures contracts                                                (274,762)           (101,480)           (28,812)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                                 $  301,794          $  269,040         $   86,194
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                      $  815,395          $  546,709         $  395,133
    Financial futures contracts                                                  (4,239)            (32,719)           (12,158)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments          $  811,156          $  513,990         $  382,975
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                              $1,112,950          $  783,030         $  469,169
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                   $2,450,042          $1,814,773         $1,135,303
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended January 31, 1998


                                                                          Florida Insured          Hawaii            Kansas
Increase (Decrease) in Net Assets                                            Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                   $ 1,337,092         $ 1,031,743        $   666,134
    Net realized gain on investment transactions                                301,794             269,040             86,194
    Net change in unrealized appreciation (depreciation)
        of investments                                                          811,156             513,990            382,975
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $ 2,450,042         $ 1,814,773        $ 1,135,303
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                           $ 5,342,239         $ 4,723,447        $ 1,495,952
    Withdrawals                                                              (7,146,067)         (2,688,011)        (2,948,351)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions             $(1,803,828)        $ 2,035,436        $(1,452,399)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                       $   646,214         $ 3,850,209        $  (317,096)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                        $24,203,859         $16,013,925        $11,735,720
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                              $24,850,073         $19,864,134        $11,418,624
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended January 31, 1997


                                                                          Florida Insured          Hawaii            Kansas
Increase (Decrease) in Net Assets                                            Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                   $ 1,329,075         $   924,536        $   696,638
    Net realized gain (loss) on investment transactions                         (66,180)            (88,245)           116,773
    Net change in unrealized appreciation (depreciation)
        of investments                                                         (666,127)           (289,897)          (398,583)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $   596,768         $   546,394        $   414,828
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                           $ 7,574,982         $ 2,082,938        $ 2,234,921
    Withdrawals                                                              (5,383,691)         (2,193,484)        (2,522,670)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions             $ 2,191,291         $  (110,546)       $  (287,749)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                  $ 2,788,059         $   435,848        $   127,079
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                        $21,415,800         $15,578,077        $11,608,641
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                              $24,203,859         $16,013,925        $11,735,720
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                      Florida Insured Portfolio                     Hawaii Portfolio
                                              ---------------------------------------  ---------------------------------------
                                                       Year Ended January 31,                    Year Ended January 31,
                                              ---------------------------------------  ---------------------------------------
                                                 1998      1997       1996      1995*    1998      1997       1996       1995*
------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets++:
------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                0.07%     0.09%     0.07%     0.01%+     0.03%     0.04%     0.06%     0.06%+
Net expenses after custodian fee reduction       0.00%     0.02%     0.00%       --       0.00%     0.00%     0.00%       --
Net investment income                            5.63%     5.76%     5.82%     5.73%+     5.70%     5.96%     6.01%     6.03%+
Portfolio Turnover                                 34%       36%       32%       33%        27%       21%       19%       66%
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)       $24,850   $24,204   $21,416   $14,400    $19,864   $16,014   $15,578   $12,865
------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                    0.48%     0.39%     0.39%     0.41%+     0.46%     0.43%     0.41%     0.38%+
Expenses after custodian fee reduction           0.41%     0.32%     0.32%       --       0.43%     0.39%     0.35%       --
Net investment income                            5.22%     5.46%     5.50%     5.33%+     5.27%     5.57%     5.66%     5.70%+
------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, March 2, 1994 to January 31, 1995.

/(1)/ The expense ratios for the year ended January 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratios by the effect of any offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                               Kansas Portfolio
                                                                            -------------------------------------------------------
                                                                                             Year Ended January 31,
                                                                            -------------------------------------------------------
                                                                               1998          1997           1996          1995*
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets++:
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                                              0.05%         0.08%          0.09%         0.01%+
Net expenses after custodian fee reduction                                     0.00%         0.00%          0.00%           --
Net investment income                                                          5.79%         5.91%          5.93%         5.68%+
Portfolio Turnover                                                               17%           49%            21%           12%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                                     $11,419       $11,736        $11,609        $8,306
-----------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                  0.57%         0.48%          0.50%         0.43%+
Expenses after custodian fee reduction                                         0.52%         0.40%          0.41%           --
Net investment income                                                          5.27%         5.51%          5.52%         5.26%+
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, March 2, 1994 to January 31, 1995.

/(1)/ The expense ratios for the year ended January 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   ----------------------------------------------------------------------------
   Florida Insured Municipals Portfolio ("Florida Insured Portfolio"), Hawaii Municipals Portfolio ("Hawaii Portfolio") and Kansas Municipals Portfolio ("Kansas Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and the Kansas Portfolio. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for Federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

EV Municipals Portfolios as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

   H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expenses on the Statement of Operations.

   I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   J Other -- Investment transactions are accounted for on a trade date basis.


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended January 31, 1998, each Portfolio incurred advisory fees as follows:

   Portfolio                                         Amount      Effective Rate*
   -----------------------------------------------------------------------------
   Florida Insured                                  $42,792                0.18%

   Hawaii                                            28,115                0.16%

   Kansas                                            17,995                0.16%

   *As a percentage of average daily net assets.

   To enhance the net income of the Florida Insured Portfolio, Hawaii Portfolio and Kansas Portfolio, BMR made a reduction of its fee in the amount of $42,792, $28,115 and $17,995, respectively, and $56,285, $50,117 and $42,013, respectively, of expenses related to the operation of the Portfolios were allocated to BMR. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 1998, no significant amounts have been deferred.


3  Investments
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended January 31, 1998 were as follows:


   Florida Insured Portfolio
   -----------------------------------------------------------------------------
   Purchases                                                         $8,003,690

   Sales                                                              9,834,142


   Hawaii Portfolio
   -----------------------------------------------------------------------------
   Purchases                                                         $7,286,096

   Sales                                                              4,720,701


   Kansas Portfolio
   -----------------------------------------------------------------------------
   Purchases                                                         $1,889,771

   Sales                                                              2,229,865

EV Municipals Portfolios as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at January 31, 1998, as computed on a federal income tax basis, are as follows:

   Florida Insured Portfolio
   -----------------------------------------------------------------------------
   Aggregate Cost                                                   $22,620,877
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                    $ 1,837,729

   Gross unrealized depreciation                                         (4,204)
   -----------------------------------------------------------------------------
   Net unrealized appreciation                                      $ 1,833,525
   -----------------------------------------------------------------------------


   Hawaii Portfolio
   -----------------------------------------------------------------------------
   Aggregate Cost                                                   $17,754,788
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                    $ 1,593,406

   Gross unrealized depreciation                                         (1,520)
   -----------------------------------------------------------------------------
   Net unrealized appreciation                                      $ 1,591,886
   -----------------------------------------------------------------------------


   Kansas Portfolio
   -----------------------------------------------------------------------------
   Aggregate Cost                                                   $10,851,895
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                    $   637,933

   Gross unrealized depreciation                                         (8,835)
   -----------------------------------------------------------------------------
   Net unrealized appreciation                                      $   629,098
   -----------------------------------------------------------------------------


5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund or portfolio based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 1998, the Florida Insured Portfolio and the Kansas Portfolio had balances outstanding pursuant to this line of credit of $50,000 and $33,000, respectively. The Florida Insured Portfolio, the Hawaii Portfolio and the Kansas Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 1998.


6  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at January 31, 1998, is as follows:


                    Futures
                    Contracts
                    Expiration                                    Net Unrealized
   Portfolio        Date              Contracts        Position   Depreciation
   -----------------------------------------------------------------------------
   Florida Insured  3/98        22 U.S. Treasury Bond    Short          $12,983
   -----------------------------------------------------------------------------
   Hawaii           3/98         8 U.S. Treasury Bond    Short          $12,298
   -----------------------------------------------------------------------------
   Kansas           3/98         4 U.S. Treasury Bond    Short          $ 6,369
   -----------------------------------------------------------------------------

    At January 31, 1998, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Municipals Portfolios as of January 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio, and Kansas Municipals Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1998 and 1997 and the supplementary data for each of the three years in the period ended January 31, 1998 and for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of January 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio at January 31, 1998, and the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.



                                               DELOITTE & TOUCHE LLP
                                               Boston, Massachusetts
                                               March 13, 1998

EV Marathon Municipals Funds as of January 31, 1998

INVESTMENT MANAGEMENT


EV Marathon Municipals Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Municipals Portfolios

Officers

Thomas J. Fetter
President of the Florida Insured, Hawaii and Kansas Municipals Portfolios and Portfolio Manager of Florida Insured Municipals Portfolio

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President of Florida Insured, Hawaii and Kansas Municipals Portfolios and Portfolio Manager of Hawaii Municipals Portfolio

Timothy T. Browse
Vice President and Portfolio Manager of Kansas Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

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

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

Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



Eaton Vance Municipals Trust II
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    M-MCSRC-3/98